                                 SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC.  20549

                                           FORM 8-K

                                       CURRENT REPORT
                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported):
                                    September 8, 2006

                                   HANCOCK HOLDING COMPANY

                 (Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On September 8, 2006, Hancock Holding Company
issued a press release announcing a presentation to be made at FTN Midwest
Securities Corp Small & Mid Cap Bank Conference in New York, NY on Friday, September 15,
2006.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated September 8, 2006, headed "Hancock Holding Company
                             to present at FTN Midwest Securities Corp Small &
                             Mid Cap Bank Conference."

                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 11, 2006

                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                                           HANCOCK HOLDING COMPANY

For Immediate Release                                                     For More Information
September 8, 2006                                                         Paul D. Guichet, VP, Investor
Relations
                                                                          800.522.6542 or 228.563.6559
                                                                          paul_guichet@hancockbank.com

============================================================================================================

                                     Hancock Holding Company to present
                       at FTN Midwest Securities Corp Small & Mid Cap Bank Conference

     GULFPORT,  MS (September 8, 2006) - Executives of Hancock Holding Company  (NASDAQ:  HBHC),  the parent company of  107-year-old  Hancock  Bank,  will present a corporate  overview to attendees at the FTN Midwest
Securities  Corp Small & Mid Cap Bank  Conference in New York City, NY, from 1:20 p.m. to 1:50 p.m. (EDT) on
Friday, September 15, 2006.

     At the FTN Midwest  Securities Corp conference,  Hancock's chief executive  officer George A. Schloegel and chief  financial  officer Carl J. Chaney will review the  company's  recent  financial  performance  and business  strategies.  Investor  Relations  vice  president  Paul  D.  Guichet  will  attend  to  coordinate one-on-one meetings with analysts and investors.

     A live  webcast of Hancock's  presentation  will be  available  at  www.ftnmidwest.com  by clicking the conference  icon. A replay of the company's  presentation  will be available at this link for a period of 60 days after the  conference.  Investors and analysts may also access a copy of the  presentation  by visiting
Hancock's website at www.hancockbank.com and selecting the Investor Relations link.

     Hancock  Holding  Company  - the  parent  company  of  Hancock  Bank  (Mississippi),  Hancock  Bank  of
Louisiana,  Hancock Bank of Florida,  and Magna Insurance Company - has assets of $6.26 billion.  Founded in
1899,  Hancock Bank stands among the strongest,  safest  financial  institutions in the United States and is the only  financial  services  company  headquartered  in the Gulf South to rate among the top 20 percent of
America's top performing  banks.  Hancock offers  comprehensive  financial  solutions  through more than 140 banking and  financial  services  offices  and more than 130  automated  teller  machines  throughout  South
Mississippi, Louisiana, southern Alabama, and the Florida Panhandle.

     Investors  can access  additional  corporate  information  or on-line  banking and bill pay services at
www.hancockbank.com.

"SAFE HARBOR"  STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the
Private  Securities  Litigation Act of 1995 in an effort to encourage  corporations  to provide  information about  companies'  anticipated  future  financial  performance.  This act  provides  a safe  harbor for such disclosure,  which protects the companies from  unwarranted  litigation if actual results are different from management  expectations.  This  release  contains  forward-looking  statements  and  reflects  management's current views and estimates of future economic  circumstances,  industry  conditions,  Company  performance,
and  financial  results.  These  forward-looking   statements  are  subject  to  a  number  of  factors  and
uncertainties  which could cause the Company's  actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.

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